Dividends	6 Months Ended
Jun. 30, 2023
Interim Financial Reporting [Abstract]
Disclosure of dividends [text block]	Dividends
Dividends payable
BP today announced an interim dividend of 7.270 cents per ordinary share which is expected to be paid on 22 September 2023 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 11 August 2023. The ex-dividend date will be 10 August 2023. The corresponding amount in sterling is due to be announced on 5 September 2023, calculated based on the average of the market exchange rates over three dealing days between 30 August 2023 and 1 September 2023. Holders of ADSs are expected to receive $0.43620 per ADS (less applicable fees). The board has decided not to offer a scrip dividend alternative in respect of the second quarter 2023 dividend. Ordinary shareholders and ADS holders (subject to certain exceptions) will be able to participate in a dividend reinvestment programme. Details of the second quarter dividend and timetable are available at bp.com/dividends and further details of the dividend reinvestment programmes are available at bp.com/drip.

	Second	Second	First	First
	quarter	quarter	half	half
	2023	2022	2023	2022
Dividends paid per ordinary share
cents	6.610	5.460	13.220	10.920
pence	5.309	4.356	10.860	8.515
Dividends paid per ADS (cents)	39.66	32.76	79.32	65.52